Exhibit 99.1 1

News Release

Abbott Reports Third-Quarter 2024 Results and Raises Midpoint of Full-Year EPS Guidance Range

–Sales of $10.6 billion driven by strong underlying base business performance
–Reported sales growth of 4.9 percent; organic sales growth for underlying base business of 8.2 percent1, led by double-digit growth in Medical Devices
–Continues to strengthen portfolio with steady cadence of new product approvals, reimbursement coverage, and clinical data

ABBOTT PARK, Ill., Oct. 16, 2024 — Abbott today announced financial results for the third quarter ended Sept. 30, 2024.

•Third-quarter GAAP diluted EPS of $0.94 and adjusted diluted EPS of $1.21, which excludes specified items.
•Abbott maintains its full-year 2024 organic sales growth guidance range of 9.5% to 10.0%, excluding COVID-19 testing-related sales2.
•Abbott now projects full-year diluted EPS on a GAAP basis of $3.34 to $3.40 and projects adjusted diluted EPS of $4.64 to $4.70, which represents an increase at the midpoint of the guidance range.
•In October, Abbott's board of directors authorized a new share repurchase program of up to $7 billion of the company's common shares.
•In August, Abbott announced a unique global partnership with Medtronic to collaborate on connecting Abbott's world-leading continuous glucose monitoring (CGM) system with Medtronic's insulin delivery devices.
•In September, Abbott announced the U.S. launch of Lingo™, the company's first continuous glucose monitoring system available without a prescription and designed for people interested in improving their overall health and wellness.
•In September, Abbott announced a partnership with the Big Ten Conference® to conduct a nationwide blood donation competition to help increase the U.S. blood supply.
•In September, Abbott completed enrollment ahead of schedule in its VOLT-AF IDE trial, which is designed to evaluate the Volt™ Pulsed Field Ablation (PFA) System for treating patients with heart rhythm disorders such as atrial fibrillation (AFib).

"Our results this quarter demonstrate the strength of our diversified business model," said Robert B. Ford, chairman and chief executive officer, Abbott. "We're well-positioned to achieve the upper end of our initial guidance ranges for the year and have great momentum heading into next year."
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THIRD-QUARTER BUSINESS OVERVIEW
Management believes that measuring sales growth rates on an organic basis, which excludes the impact of foreign exchange and the impact of discontinuing the ZonePerfect® product line in the Nutrition business, is an appropriate way for investors to best understand the core underlying performance of the business. Management further believes that measuring sales growth rates on an organic basis excluding COVID-19 tests is an appropriate way for investors to best understand underlying base business performance as the COVID-19 pandemic has shifted to an endemic state, resulting in significantly lower demand for COVID-19 tests.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Third Quarter 2024 Results (3Q24)

Sales 3Q24 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	4,202	950	1,032	—	2,216
International	6,433	1,116	1,380	1,406	2,531
Total reported	10,635	2,066	2,412	1,406	4,747

% Change vs. 3Q23
U.S.	10.1	10.4	1.8	n/a	14.2
International	1.7	(7.9)	(3.8)	2.7	9.6
Total reported	4.9	(0.3)	(1.5)	2.7	11.7
Impact of foreign exchange	(2.5)	(3.1)	(2.9)	(4.3)	(1.6)
Impact of business exit*	(0.2)	(0.6)	—	—	—
Organic	7.6	3.4	1.4	7.0	13.3
Impact of COVID-19 testing sales (3)	(0.6)	—	(1.9)	—	—
Organic (excluding COVID-19 tests)	8.2	3.4	3.3	7.0	13.3

U.S.	11.0	11.9	2.4	n/a	14.2
International	6.5	(2.6)	3.8	7.0	12.5

First Nine Months 2024 Results (9M24)

Sales 9M24 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	11,982	2,761	2,775	—	6,435
International	18,994	3,523	4,046	3,926	7,499
Total reported	30,976	6,284	6,821	3,926	13,934

% Change vs. 9M23
U.S.	4.2	8.1	(16.2)	n/a	14.3
International	3.4	(1.1)	(2.4)	2.1	10.1
Total reported	3.7	2.7	(8.5)	2.1	12.0
Impact of foreign exchange	(3.0)	(3.1)	(2.9)	(7.3)	(1.6)
Impact of business exit and acquisition*	0.1	(0.4)	—	—	0.4
Organic	6.6	6.2	(5.6)	9.4	13.2
Impact of COVID-19 testing sales (3)	(2.8)	—	(10.4)	—	—
Organic (excluding COVID-19 tests)	9.4	6.2	4.8	9.4	13.2

U.S.	10.0	9.0	3.0	n/a	13.3
International	9.0	4.2	5.9	9.4	13.1
Refer to page 16 for a reconciliation of adjusted historical revenue to reported revenue.
*Quarter to date Sept. 30, 2024, reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business in March 2024. Year to date Sept. 30, 2024, reflects the impact of discontinuing the ZonePerfect product line in the Nutrition business in March 2024 and the acquisition of CSI on April 27, 2023. Organic sales growth excludes the impact of the acquired business from January through April 2024.
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Nutrition

Third Quarter 2024 Results (3Q24)

Sales 3Q24 ($ in millions)	Total	Pediatric	Adult
U.S.	950	568	382
International	1,116	387	729
Total reported	2,066	955	1,111

% Change vs. 3Q23
U.S.	10.4	12.2	7.9
International	(7.9)	(21.6)	1.5
Total reported	(0.3)	(4.5)	3.6
Impact of foreign exchange	(3.1)	(1.8)	(4.4)
Impact of business exit*	(0.6)	—	(1.1)
Organic	3.4	(2.7)	9.1

U.S.	11.9	12.2	11.5
International	(2.6)	(18.0)	8.0
Worldwide Nutrition sales decreased 0.3 percent on a reported basis and increased 3.4 percent on an organic basis in the third quarter, led by growth in Adult Nutrition.
In Adult Nutrition, global sales increased 3.6 percent on a reported basis and 9.1 percent on an organic basis, which was led by growth of Ensure®, Abbott's market-leading complete and balanced nutrition brand.

First Nine Months 2024 Results (9M24)

Sales 9M24 ($ in millions)	Total	Pediatric	Adult
U.S.	2,761	1,646	1,115
International	3,523	1,377	2,146
Total reported	6,284	3,023	3,261

% Change vs. 9M23
U.S.	8.1	11.8	3.2
International	(1.1)	(6.8)	2.8
Total reported	2.7	2.5	3.0
Impact of foreign exchange	(3.1)	(1.6)	(4.4)
Impact of business exit*	(0.4)	—	(0.7)
Organic	6.2	4.1	8.1

U.S.	9.0	11.8	5.0
International	4.2	(3.6)	9.7
*Reflects the impact of discontinuing the ZonePerfect® product line. This action was initiated in March 2024.

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Diagnostics

Third Quarter 2024 Results (3Q24)

Sales 3Q24 ($ in millions)	Total	Core Laboratory	Molecular	Point of Care	Rapid Diagnostics
U.S.	1,032	332	37	103	560
International	1,380	982	91	43	264
Total reported	2,412	1,314	128	146	824

% Change vs. 3Q23
U.S.	1.8	4.5	(2.8)	6.0	(0.2)
International	(3.8)	(1.5)	(3.9)	0.7	(12.2)
Total reported	(1.5)	—	(3.6)	4.4	(4.4)
Impact of foreign exchange	(2.9)	(4.3)	(1.5)	(0.2)	(1.4)
Organic	1.4	4.3	(2.1)	4.6	(3.0)
Impact of COVID-19 testing sales (3)	(1.9)	(0.2)	(3.9)	—	(3.4)
Organic (excluding COVID-19 tests)	3.3	4.5	1.8	4.6	0.4

U.S.	2.4	4.8	4.5	6.0	(1.0)
International	3.8	4.4	0.8	1.3	2.8

As expected, Diagnostics sales growth in the third quarter was negatively impacted by year-over-year declines in COVID-19 testing-related sales3. Worldwide COVID-19 testing sales were $265 million in the third quarter of 2024 compared to $305 million in the third quarter of the prior year.

Excluding COVID-19 testing-related sales, global Diagnostics sales increased 0.2 percent on a reported basis and increased 3.3 percent on an organic basis.

Excluding COVID-19 testing-related sales, global Core Laboratory Diagnostics sales grew 0.1 percent on a reported basis and increased 4.5 percent on an organic basis, led by continued adoption of Abbott's Alinity® family of diagnostics systems and testing portfolios.

First Nine Months 2024 Results (9M24)

Sales 9M24 ($ in millions)	Total	Core Laboratory	Molecular	Point of Care	Rapid Diagnostics
U.S.	2,775	969	112	308	1,386
International	4,046	2,879	272	133	762
Total reported	6,821	3,848	384	441	2,148

% Change vs. 9M23
U.S.	(16.2)	5.6	(12.3)	6.6	(29.8)
International	(2.4)	0.3	(7.2)	4.8	(10.6)
Total reported	(8.5)	1.5	(8.7)	6.0	(24.0)
Impact of foreign exchange	(2.9)	(4.8)	(0.8)	(0.1)	(1.1)
Organic	(5.6)	6.3	(7.9)	6.1	(22.9)
Impact of COVID-19 testing sales (3)	(10.4)	(0.2)	(6.3)	—	(25.0)
Organic (excluding COVID-19 tests)	4.8	6.5	(1.6)	6.1	2.1

U.S.	3.0	5.9	(3.3)	6.6	(0.1)
International	5.9	6.7	(0.9)	5.1	5.7

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Established Pharmaceuticals

Third Quarter 2024 Results (3Q24)

Sales 3Q24 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	1,406	994	412
Total reported	1,406	994	412

% Change vs. 3Q23
U.S.	n/a	n/a	n/a
International	2.7	0.7	8.1
Total reported	2.7	0.7	8.1
Impact of foreign exchange	(4.3)	(4.7)	(3.1)
Organic	7.0	5.4	11.2

U.S.	n/a	n/a	n/a
International	7.0	5.4	11.2

Established Pharmaceuticals sales increased 2.7 percent on a reported basis and 7.0 percent on an organic basis in the third quarter.

Key Emerging Markets include several emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies increased 0.7 percent on a reported basis and increased 5.4 percent on an organic basis, led by growth in several geographies and therapeutic areas, including gastroenterology, cardiometabolic, and central nervous system/pain management.

First Nine Months 2024 Results (9M24)

Sales 9M24 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	3,926	2,910	1,016
Total reported	3,926	2,910	1,016

% Change vs. 9M23
U.S.	n/a	n/a	n/a
International	2.1	0.7	6.4
Total reported	2.1	0.7	6.4
Impact of foreign exchange	(7.3)	(9.0)	(2.2)
Organic	9.4	9.7	8.6

U.S.	n/a	n/a	n/a
International	9.4	9.7	8.6

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Medical Devices

Third Quarter 2024 Results (3Q24)

Sales 3Q24 ($ in millions)	Total	Rhythm Management	Electro- physiology	Heart Failure	Vascular	Structural Heart	Neuro-modulation	Diabetes Care
U.S.	2,216	288	285	252	258	270	190	673
International	2,531	309	325	70	441	288	46	1,052
Total reported	4,747	597	610	322	699	558	236	1,725

% Change vs. 3Q23
U.S.	14.2	6.0	15.8	16.7	2.8	21.1	0.8	23.6
International	9.6	5.7	9.2	5.2	4.5	9.2	17.8	13.3
Total reported	11.7	5.9	12.2	14.0	3.9	14.6	3.8	17.1
Impact of foreign exchange	(1.6)	(1.1)	(2.1)	(0.4)	(1.0)	(1.9)	(1.4)	(2.0)
Organic	13.3	7.0	14.3	14.4	4.9	16.5	5.2	19.1

U.S.	14.2	6.0	15.8	16.7	2.8	21.1	0.8	23.6
International	12.5	7.9	13.0	6.6	6.2	12.6	25.7	16.5

Worldwide Medical Devices sales increased 11.7 percent on a reported basis and 13.3 percent on an organic basis in the third quarter, including double-digit organic growth in both the U.S. and internationally.

Sales growth was led by double-digit growth in Diabetes Care, Structural Heart, Heart Failure, and Electrophysiology. Several products contributed to the strong performance, including FreeStyle Libre®, Navitor®, TriClip®, Amplatzer® Amulet®, and AVEIR®.

In Electrophysiology, sales grew 12.2 percent on a reported basis and 14.3 percent on an organic basis, which included double-digit growth in catheters and cardiac mapping-related products.

In Diabetes Care, sales of continuous glucose monitors exceeded $1.6 billion and grew 19.1 percent on a reported basis and 20.7 percent on an organic basis.

First Nine Months 2024 Results (9M24)

Sales 9M24 ($ in millions)	Total	Rhythm Management	Electro- physiology	Heart Failure	Vascular	Structural Heart	Neuro-modulation	Diabetes Care
U.S.	6,435	851	841	733	787	761	563	1,899
International	7,499	915	983	215	1,325	876	142	3,043
Total reported	13,934	1,766	1,824	948	2,112	1,637	705	4,942

% Change vs. 9M23
U.S.	14.3	6.4	15.3	11.0	7.4	16.7	6.5	24.3
International	10.1	4.8	12.6	8.2	4.2	10.3	16.5	13.5
Total reported	12.0	5.6	13.8	10.4	5.4	13.2	8.4	17.4
Impact of foreign exchange	(1.6)	(1.2)	(2.6)	(0.1)	(1.3)	(1.9)	(1.5)	(1.9)
Impact of acquisition*	0.4	—	—	—	2.8	—	—	—
Organic	13.2	6.8	16.4	10.5	3.9	15.1	9.9	19.3

U.S.	13.3	6.4	15.3	11.0	0.1	16.7	6.5	24.3
International	13.1	7.1	17.4	8.9	6.0	13.7	24.6	16.5

*Abbott completed the acquisition of CSI on April 27, 2023. For purposes of calculating organic sales growth, the impact from this acquired business has been excluded from January through April 2024.

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ABBOTT'S EARNINGS-PER-SHARE GUIDANCE
Abbott projects full-year 2024 diluted earnings per share under GAAP of $3.34 to $3.40. Abbott forecasts specified items for the full-year 2024 of $1.30 per share primarily related to intangible amortization, restructuring and cost reduction initiatives and other net expenses. Excluding specified items, projected adjusted diluted earnings per share would be $4.64 to $4.70 for the full-year 2024.

Abbott projects fourth-quarter 2024 diluted earnings per share under GAAP of $0.96 to $1.02. Abbott forecasts specified items for the fourth-quarter 2024 of $0.35 per share primarily related to intangible amortization, restructuring and cost reduction initiatives and other net expenses. Excluding specified items, projected adjusted diluted earnings per share would be $1.31 to $1.37 for the fourth quarter 2024.
ABBOTT DECLARES 403RD CONSECUTIVE QUARTERLY DIVIDEND
On Sept. 19, 2024, the board of directors of Abbott declared the company's quarterly dividend of $0.55 per share. Abbott's cash dividend is payable Nov. 15, 2024, to shareholders of record at the close of business on Oct. 15, 2024.

Abbott has increased its dividend payout for 52 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:
Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 114,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com and on LinkedIn, Facebook, Instagram, X and YouTube.

Abbott will live-webcast its third-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later in the day.
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— Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2023, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Michael Comilla, 224-668-1872 Tamika LeBean, 224-399-5082 Ryan Aliff, 224-667-2299	Abbott Media: Karen Twigg May, 224-668-2681 Kate Dyer, 224-668-9965
1In the third quarter of 2024, total worldwide sales were $10.635 billion and COVID-19 testing-related sales were $265 million. In the third quarter of 2023, total worldwide sales were $10.143 billion and COVID-19 testing-related sales were $305 million.

2Abbott has not provided the related GAAP financial measure for organic sales growth, excluding COVID-19 testing-related sales, on a forward-looking basis because the company is unable to predict with reasonable certainty the impact of foreign exchange due to the unpredictability of future changes in foreign exchange rates, which could significantly impact reported sales growth. In addition, as the COVID-19 pandemic has shifted to an endemic state, the company has determined that it is unable to predict with reasonable certainty future COVID-19 test sales due to the unpredictability of demand for COVID-19 tests.

3Diagnostic sales and COVID-19 testing-related sales in 2024 and 2023 are summarized below:

	Sales 3Q24			COVID Tests Sales 3Q24
($ in millions)	U.S.	Int'l	Total	U.S.	Int'l	Total
Total Diagnostics	1,032	1,380	2,412	206	59	265
Core Laboratory	332	982	1,314	1	2	3
Molecular	37	91	128	2	1	3
Rapid Diagnostics	560	264	824	203	56	259

	Sales 3Q23			COVID Tests Sales 3Q23
($ in millions)	U.S.	Int'l	Total	U.S.	Int'l	Total
Total Diagnostics	1,013	1,436	2,449	207	98	305
Core Laboratory	317	997	1,314	2	3	5
Molecular	38	95	133	5	3	8
Rapid Diagnostics	561	301	862	200	92	292

	Sales 9M24			COVID Tests Sales 9M24
($ in millions)	U.S.	Int'l	Total	U.S.	Int'l	Total
Total Diagnostics	2,775	4,046	6,821	428	143	571
Core Laboratory	969	2,879	3,848	3	5	8
Molecular	112	272	384	7	3	10
Rapid Diagnostics	1,386	762	2,148	418	135	553

	Sales 9M23			COVID Tests Sales 9M23
($ in millions)	U.S.	Int'l	Total	U.S.	Int'l	Total
Total Diagnostics	3,309	4,145	7,454	1,031	267	1,298
Core Laboratory	917	2,872	3,789	6	10	16
Molecular	128	293	421	19	17	36
Rapid Diagnostics	1,975	853	2,828	1,006	240	1,246

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Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
Third Quarter Ended September 30, 2024 and 2023
(in millions, except per share data)
(unaudited)

	3Q24	3Q23	% Change
Net Sales	$10,635	$10,143	4.9

Cost of products sold, excluding amortization expense	4,698	4,605	2.0
Amortization of intangible assets	470	496	(5.1)
Research and development	713	672	6.1
Selling, general, and administrative	2,895	2,723	6.3
Total Operating Cost and Expenses	8,776	8,496	3.3

Operating Earnings	1,859	1,647	12.8

Interest expense, net	51	69	(26.0)
Net foreign exchange (gain) loss	(11)	(10)	n/m
Other (income) expense, net	(121)	(83)	n/m
Earnings before taxes	1,940	1,671	16.1
Taxes on earnings	294	235	25.6

Net Earnings	$1,646	$1,436	14.6

Net Earnings excluding Specified Items, as described below	$2,119	$2,000	5.9	1)

Diluted Earnings per Common Share	$0.94	$0.82	14.6

Diluted Earnings per Common Share, excluding Specified Items, as described below	$1.21	$1.14	6.1	1)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,748	1,748

NOTES:
See tables on page 13 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.
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1)2024 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $473 million, or $0.27 per share, for intangible amortization, charges related to intangible impairment, expenses associated with acquisitions and a divestiture, and other net expenses.

2023 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $564 million, or $0.32 per share, for intangible amortization, charges related to the impairment of R&D intangible assets, expenses associated with acquisitions, restructuring and cost reduction initiatives and other net expenses.
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Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
Nine Months Ended September 30, 2024 and 2023
(in millions, except per share data)
(unaudited)

	9M24	9M23	% Change
Net Sales	$30,976	$29,868	3.7

Cost of products sold, excluding amortization expense	13,764	13,419	2.6
Amortization of intangible assets	1,413	1,485	(4.9)
Research and development	2,095	2,041	2.6
Selling, general, and administrative	8,790	8,225	6.9
Total Operating Cost and Expenses	26,062	25,170	3.5

Operating Earnings	4,914	4,698	4.6

Interest expense, net	170	182	(6.4)
Net foreign exchange (gain) loss	(17)	17	n/m
Other (income) expense, net	(222)	(370)	n/m
Earnings before taxes	4,983	4,869	2.3
Taxes on earnings	810	740	9.6	1)

Net Earnings	$4,173	$4,129	1.0

Net Earnings excluding Specified Items, as described below	$5,851	$5,708	2.5	2)

Diluted Earnings per Common Share	$2.38	$2.35	1.3

Diluted Earnings per Common Share, excluding Specified Items, as described below	$3.33	$3.25	2.5	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,749	1,750

NOTES:
See tables on page 14 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.
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1)2024 Taxes on Earnings includes the recognition of approximately $35 million of net tax expense as a result of the resolution of various tax positions related to prior years.

2023 Taxes on Earnings includes the recognition of approximately $59 million of net tax expense as a result of the resolution of various tax positions related to prior years.

2)2024 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.678 billion, or $0.95 per share, for intangible amortization, charges related to intangible impairment, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions and a divestiture, and other net expenses.

2023 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.579 billion, or $0.90 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions and other net expenses.

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Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
Third Quarter Ended September 30, 2024 and 2023
(in millions, except per share data)
(unaudited)

	3Q24
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$470	$(470)	$—
Gross Margin	5,467	516	5,983
R&D	713	(19)	694
SG&A	2,895	(5)	2,890
Other (income) expense, net	(121)	(12)	(133)
Earnings before taxes	1,940	552	2,492
Taxes on Earnings	294	79	373
Net Earnings	1,646	473	2,119
Diluted Earnings per Share	$0.94	$0.27	$1.21

Specified items reflect intangible amortization expense of $470 million and other net expenses of $82 million associated with charges related to intangible impairment, acquisitions, a divestiture and other net expenses. See page 17 for additional details regarding specified items.

	3Q23
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$496	$(496)	$—
Gross Margin	5,042	542	5,584
R&D	672	(46)	626
SG&A	2,723	(43)	2,680
Other (income) expense, net	(83)	(23)	(106)
Earnings before taxes	1,671	654	2,325
Taxes on Earnings	235	90	325
Net Earnings	1,436	564	2,000
Diluted Earnings per Share	$0.82	$0.32	$1.14

Specified items reflect intangible amortization expense of $496 million and other net expenses of $158 million associated with restructuring actions, costs associated with acquisitions and other net expenses. See page 18 for additional details regarding specified items.
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Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
Nine Months Ended September 30, 2024 and 2023
(in millions, except per share data)
(unaudited)

	9M24
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$1,413	$(1,413)	$—
Gross Margin	15,799	1,540	17,339
R&D	2,095	(81)	2,014
SG&A	8,790	(96)	8,694
Other (income) expense, net	(222)	(183)	(405)
Earnings before taxes	4,983	1,900	6,883
Taxes on Earnings	810	222	1,032
Net Earnings	4,173	1,678	5,851
Diluted Earnings per Share	$2.38	$0.95	$3.33

Specified items reflect intangible amortization expense of $1.413 billion and other net expenses of $487 million associated with restructuring actions, acquisitions, a divestiture and other net expenses. See page 19 for additional details regarding specified items.

	9M23
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$1,485	$(1,485)	$—
Gross Margin	14,964	1,591	16,555
R&D	2,041	(144)	1,897
SG&A	8,225	(67)	8,158
Other (income) expense, net	(370)	34	(336)
Earnings before taxes	4,869	1,768	6,637
Taxes on Earnings	740	189	929
Net Earnings	4,129	1,579	5,708
Diluted Earnings per Share	$2.35	$0.90	$3.25

Specified items reflect intangible amortization expense of $1.485 billion and other net expenses of $283 million associated with restructuring actions, costs associated with acquisitions and other expenses. See page 20 for additional details regarding specified items.

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A reconciliation of the third-quarter tax rates for 2024 and 2023 is shown below:

	3Q24
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,940	$294	15.2%
Specified items	552	79
Excluding specified items	$2,492	$373	15.0%

	3Q23
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,671	$235	14.0%
Specified items	654	90
Excluding specified items	$2,325	$325	14.0%

A reconciliation of the year-to-date tax rates for 2024 and 2023 is shown below:

	9M24
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$4,983	$810	16.3%	1)
Specified items	1,900	222
Excluding specified items	$6,883	$1,032	15.0%

	9M23
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$4,869	$740	15.2%	2)
Specified items	1,768	189
Excluding specified items	$6,637	$929	14.0%

1)2024 Taxes on Earnings includes the recognition of approximately $35 million of net tax expense as a result of the resolution of various tax positions related to prior years.

2)2023 Taxes on Earnings includes the recognition of approximately $59 million of net tax expense as a result of the resolution of various tax positions related to prior years.

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Abbott Laboratories and Subsidiaries
Non-GAAP Revenue Reconciliation
Third Quarter and Nine Months Ended September 30, 2024 and 2023
($ in millions)
(unaudited)

	3Q24			3Q23			% Change vs. 3Q23
								Non-GAAP
	Abbott Reported	Impact from business exit (b)	Adjusted Revenue	Abbott Reported	Impact from business exit (b)	Adjusted Revenue	Reported	Adjusted	Organic
Total Company	10,635	(5)	10,630	10,143	(17)	10,126	4.9	5.1	7.6
U.S.	4,202	(5)	4,197	3,817	(17)	3,800	10.1	10.4	10.4
Intl	6,433	—	6,433	6,326	—	6,326	1.7	1.7	5.8

Total Nutrition	2,066	(5)	2,061	2,073	(17)	2,056	(0.3)	0.3	3.4
U.S.	950	(5)	945	860	(17)	843	10.4	11.9	11.9
Intl	1,116	—	1,116	1,213	—	1,213	(7.9)	(7.9)	(2.6)

Adult Nutrition	1,111	(5)	1,106	1,072	(17)	1,055	3.6	4.7	9.1
U.S.	382	(5)	377	354	(17)	337	7.9	11.5	11.5
Intl	729	—	729	718	—	718	1.5	1.5	8.0

Total Medical Devices	4,747	—	4,747	4,249	—	4,249	11.7	11.7	13.3
U.S.	2,216	—	2,216	1,940	—	1,940	14.2	14.2	14.2
Intl	2,531	—	2,531	2,309	—	2,309	9.6	9.6	12.5

Vascular	699	—	699	672	—	672	3.9	3.9	4.9
U.S.	258	—	258	251	—	251	2.8	2.8	2.8
Intl	441	—	441	421	—	421	4.5	4.5	6.2

	9M24				9M23			% Change vs. 9M23
									Non-GAAP
	Abbott Reported	Impact of acquisition (a)	Impact from business exit (b)	Adjusted Revenue	Abbott Reported	Impact from business exit (b)	Adjusted Revenue	Reported	Adjusted	Organic
Total Company	30,976	(57)	(13)	30,906	29,868	(32)	29,836	3.7	3.6	6.6
U.S.	11,982	(53)	(13)	11,916	11,503	(32)	11,471	4.2	3.9	3.9
Intl	18,994	(4)	—	18,990	18,365	—	18,365	3.4	3.4	8.3

Total Nutrition	6,284	—	(13)	6,271	6,116	(32)	6,084	2.7	3.1	6.2
U.S.	2,761	—	(13)	2,748	2,553	(32)	2,521	8.1	9.0	9.0
Intl	3,523	—	—	3,523	3,563	—	3,563	(1.1)	(1.1)	4.2

Adult Nutrition	3,261	—	(13)	3,248	3,167	(32)	3,135	3.0	3.7	8.1
U.S.	1,115	—	(13)	1,102	1,081	(32)	1,049	3.2	5.0	5.0
Intl	2,146	—	—	2,146	2,086	—	2,086	2.8	2.8	9.7

Total Medical Devices	13,934	(57)	—	13,877	12,444	—	12,444	12.0	11.6	13.2
U.S.	6,435	(53)	—	6,382	5,631	—	5,631	14.3	13.3	13.3
Intl	7,499	(4)	—	7,495	6,813	—	6,813	10.1	10.0	13.1

Vascular	2,112	(57)	—	2,055	2,004	—	2,004	5.4	2.6	3.9
U.S.	787	(53)	—	734	733	—	733	7.4	0.1	0.1
Intl	1,325	(4)	—	1,321	1,271	—	1,271	4.2	3.9	6.0

(a) Abbott completed the acquisition of CSI on April 27, 2023. For purposes of calculating organic sales growth, the impact from this acquired business has been excluded from January through April 2024.
(b) Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business. This action was initiated in March 2024.

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Abbott Laboratories and Subsidiaries
Details of Specified Items
Third Quarter Ended September 30, 2024
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$—	$2	$470	$44	$516
R&D	—	—	—	(19)	(19)
SG&A	(7)	2	—	—	(5)
Other (income) expense, net	(5)	—	—	(7)	(12)
Earnings before taxes	$12	$—	$470	$70	552
Taxes on Earnings (d)					79
Net Earnings					$473
Diluted Earnings per Share					$0.27
The table above provides additional details regarding the specified items described on page 13.

a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products and investment and intangible asset impairment charges.
d)Reflects the net tax benefit associated with the specified items.

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Abbott Laboratories and Subsidiaries
Details of Specified Items
Third Quarter Ended September 30, 2023
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$3	$19	$496	$24	$542
R&D	(1)	(13)	—	(32)	(46)
SG&A	(22)	(22)	—	1	(43)
Other (income) expense, net	5	—	—	(28)	(23)
Earnings before taxes	$21	$54	$496	$83	654
Taxes on Earnings (d)					90
Net Earnings					$564
Diluted Earnings per Share					$0.32

The table above provides additional details regarding the specified items described on page 13.
a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as legal and other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products and charges for intangible asset impairments.
d)Reflects the net tax benefit associated with the specified items.

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Abbott Laboratories and Subsidiaries
Details of Specified Items
Nine Months Ended September 30, 2024
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$2	$76	$1,413	$49	$1,540
R&D	(4)	(1)	—	(76)	(81)
SG&A	(32)	(17)	—	(47)	(96)
Other (income) expense, net	(140)	—	—	(43)	(183)
Earnings before taxes	$178	$94	$1,413	$215	1,900
Taxes on Earnings (d)					222
Net Earnings					$1,678
Diluted Earnings per Share					$0.95
The table above provides additional details regarding the specified items described on page 14.

a)Includes the loss on the sale of a non-core business. Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for investment and intangible asset impairments.
d)Reflects the net tax benefit associated with the specified items and tax expense as a result of the resolution of various tax positions related to prior years.
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Abbott Laboratories and Subsidiaries
Details of Specified Items
Nine Months Ended September 30, 2023
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$15	$51	$1,485	$40	$1,591
R&D	(13)	(5)	—	(126)	(144)
SG&A	(43)	(28)	—	4	(67)
Other (income) expense, net	46	—	—	(12)	34
Earnings before taxes	$25	$84	$1,485	$174	1,768
Taxes on Earnings (d)					189
Net Earnings					$1,579
Diluted Earnings per Share					$0.90

The table above provides additional details regarding the specified items described on page 14.
a)Acquisition-related expenses include legal and other costs related to business acquisitions as well as integration costs, which represent incremental costs directly related to integrating acquired businesses.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for intangible asset impairments.
d)Reflects the net tax benefit associated with the specified items and tax expense as a result of the resolution of various tax positions related to prior years.
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